                                                                    EXHIBIT 23.2

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated August 1, 1997, with respect to the financial statements of TXEN, Inc. included in the Registration Statement (Form S-1 No. 333-00000) and related Prospectus of Nichols TXEN Corporation for the registration of 2,500,000 shares of its common stock.

                                       /s/ Ernst & Young LLP
                                       --------------------------------

Birmingham, Alabama
January 22, 1999